Third Quarter 2020 Earnings October 23, 2020

3Q20 GAAP financial summary

$ in millions	Reported 3Q20	2Q20	1Q20	4Q19	3Q19	3Q20 Change vs. 2Q20 $/bps	2Q20 %	3Q19 $/bps	3Q19 %
Net interest income	$ 532	$ 305	$ 303	$ 311	$ 301	$ 227	74 %	$ 231	77 %
Fee income	823	206	175	183	172	617	NM	651	NM
Total revenue	1,355	512	478	495	472	843	NM	883	NM
Expense	587	321	302	328	308	266	83	279	91
Pre-provision net revenue (PPNR)[1]	768	191	175	166	164	577	NM	604	NM
Provision for credit losses	227	121	154	9	14	106	88	213	NM
Pre-tax income	541	69	21	157	150	472	NM	391	NM
Income tax expense	2	13	5	36	36	(11)	(85)	(34)	(94)
Net income	539	57	16	121	114	482	NM	425	NM
Non-controlling interest	3	3	3	3	3	-	-	-	-
Preferred dividends	13	2	2	2	2	11	NM	11	NM
NIAC	$ 523	$ 52	$ 12	$ 117	$ 110	$ 471	NM	$ 413	NM
$ in billions									
Avg loans	$ 60	$ 34	$ 31	$ 31	$ 30	$ 26	77 %	$ 30	NM %
Period-end loans	60	33	33	31	31	27	83	28	91
Avg deposits	67	38	33	33	32	30	79	35	NM
Period-end deposits	68	38	34	32	32	31	81	36	NM
Key performance metrics									
Net interest margin (NIM)	2.84 %	2.90 %	3.16 %	3.26 %	3.21 %	(6) bps		(37) bps	
Loan to deposit ratio (avg.)	90	91	93	94	93	(93)		(314)	
ROCE	28.49	4.50	1.05	9.97	9.50	2,399		1,899	
ROTCE[1]	37.75	6.74	1.59	15.03	14.49	3,101		2,326	
ROA	2.63	0.48	0.15	1.12	1.08	215		155	
Efficiency ratio	43.31	62.74	63.26	66.35	65.26	(1,943)		(2,195)	
FTEs	8,121	5,006	4,969	5,005	5,116	3,115	62 %	3,005	59 %
CET1 ratio[2]	9.15	9.25	8.54	9.20	9.01	(10)		14	
Effective tax rate	0.41	18	22	23	24	(1,759)		(2,359)	
Per common share									
Diluted EPS	$ 0.95	$ 0.17	$ 0.04	$ 0.37	$ 0.35	$ 0.78	NM	$ 0.60	NM
Tangible book value per share[1]	$ 9.92	$ 9.99	$ 9.96	$ 10.02	$ 9.76	$ (0.07)	(1) %	$ 0.16	2 %
Avg. diluted shares outstanding (in millions)	551	313	313	313	314	238	76 %	237	75 %

Numbers may not add to total due to rounding. [1]Pre-provision net revenue, ROTCE, and Tangible book value per share are Non-GAAP - see Non-GAAP reconciliation in the appendix. [2]3Q20 CET1 ratio is an estimate.

2

Table of contents FHN: well-positioned in a challenging environment 4 3Q20 notable items 5 3Q20 adjusted financial highlights 6 NII and NIM reflect benefit of merger and deposit pricing discipline 7 Adjusted fee income vs. adjusted FHN/IBKC combined 8 Adjusted expense vs. adjusted FHN/IBKC combined 9 Total loans 10 Total funding 11 Prudently managing risk 12 Significant reserves for current environment 13 Update of areas of perceived risk 14 Strong capital position 15 Merger integration update 16 Key takeaways 17 Appendix 18-28 3

FHN: well-positioned in a challenging environment

Adjusted EPS of $0.35 in 3Q20[1]

Solid Results with Strong Adjusted PPNR	• Adjusted PPNR of $352 million reflecting strength of more diversified business model and expanded franchise[1] ▪ NII and NIM impacted by low rate environment, somewhat offset by growth in fee income from merger impact and strong performance in specialty areas ▪ Adjusted expense trends benefitted from merger cost saves and expense discipline
Robust Capital & Liquidity	• TBVPS of $9.92 remained relatively stable with 2Q20 as strong earnings were offset by the impact of the IBKC MOE and Truist branch acquisition[1] • CET1 of 9.15% includes modest impact from IBKC merger and branch acquisition[2] • 3Q20 provision expense includes $147 million of non-PCD loan loss provision included in notable items ▪ CECL reserve build of $13 million with ACL/Loans ratio of 2.15% excl. LMC/PPP portfolios[1] • Period-end loan-to-deposit ratio of 87% vs. 2Q20 combined level of 89%[3]
Continued Customer Support While Managing Risk	• Total PPP portfolio of $4.2 billion, providing paycheck support to more than 500,000 clients' employees • Deferrals declined to 2.4% from a peak of 12.8% on a combined basis[3] • Continued proactive risk management with net charge-offs of 44 bps largely tied to energy portfolio • Total loss absorption capacity of 2.1% of loans reflects merger accounting impacts and continued prudent stance on reserve methodology
Strategic Update	• Successfully completed IBKC MOE/Truist branch acquisition • Merger integration well underway with significant progress across key milestones; achieved a net $18 million of cost saves YTD • Net IBKC purchase accounting impacts largely consistent with 2Q20 estimates • 3-year strategic plan to be finalized in 4Q20

[1]Adjusted EPS, PPNR, Adjusted PPNR, TBVPS, the ACL/Loans ratio excluding Loans to Mortgage Companies (LMC), and loans under the federal Payroll Protection Program (PPP) are Non-GAAP - see Non-GAAP reconciliation in the appendix. [2]3Q20 CET1 ratio is an estimate. [3]Combined financial information adds together historical unaudited information from legacy FHN and legacy IBKC, adjusted for notable items but without any adjustments, eliminations, or analysis required by GAAP purchase accounting or the SEC's pro-forma rules; it is Non-GAAP and reconciled to GAAP measures in the appendix.

4

3Q20 Notable items

$s in millions except per share data		
3Q20 IBKC merger-related notable items		
Noninterest income:		
Merger accounting adjustment: other noninterest income[1]	$	532
Total noninterest income		532
Noninterest expense:		
Salaries and benefits		(1)
Incentives and commissions		(34)
Total personnel expenses		(35)
Occupancy and equipment		(4)
Outside services		(32)
Amortization of intangible assets		(1)
Louisiana Foundation contribution: other noninterest expense		(20)
Other noninterest expense		(4)
Total other noninterest expense		(24)
Total noninterest expense		(96)
Non-PCD provision for credit losses		(140)
Total IBKC net notable items	$	296

3Q20 Other notable items		
Occupancy and equipment	$	(1)
Outside services		(2)
Other noninterest expense		(2)
PPP fees charitable contribution: other noninterest expense		(15)
Non-PCD provision for credit losses - Truist branch acquisition		(7)
Total other 3Q20 notable items		(27)
Total net 3Q20 notable items (pre-tax)	$	**269**
Tax impact of 3Q20 notable items		61
After-tax impact of 3Q20 notable items	$	**331**
EPS impact of 3Q20 notable items[3]	$	**0.60**

- 3Q20 results include $269 million pre-tax, or $0.60 per share of net notable items largely tied to the IBKC MOE including:
  - $532 million gain tied to merger accounting adjustments
  - $140 million of non-PCD provision for loan and lease losses
  - $96 million of IBKC merger-related integration expense
- $35 million of charitable contributions to support communities[2]

IBKC Cumulative Pre-tax Integration Costs

Costs to Date				Est. Future Costs		Targeted
4Q19 - 2Q20	3Q20	Purchase Acct.	Total	4Q20	2021	Total
$ 50	$ 96	$ 120	$ 266	$ 40	$ 135	$ 440

Additional information concerning notable items is presented in the appendix. Numbers may not add to total due to rounding. [1]Merger accounting adjustment is non-taxable income. [2]Includes $15 million of charitable contributions plus $20 million within IBKC merger-related integration expense. [3]EPS computed based on approximately 551 million diluted shares.

5

3Q20 adjusted[1] financial highlights

$s in millions except per share data	Adjusted FHN 3Q20	Adjusted FHN standalone 2Q20	Adjusted FHN standalone 3Q19	3Q20 Change vs. 2Q20 $/bps	3Q20 Change vs. 2Q20 %	3Q20 Change vs. 3Q19 $/bps	3Q20 Change vs. 3Q19 %
Net interest income	$ 532	$ 305	$ 301	$ 227	74%	$ 231	77%
Fee income	291	206	172	85	41	119	69
Total revenue	823	512	472	311	61	351	74
Expense	471	307	277	164	53	194	70
Pre-provision net revenue[2]	352	205	196	147	72	156	80
Provision for credit losses	80	121	14	(41)	(34)	66	NM
Net charge-offs	67	17	15	50	NM	52	NM
Reserve build	13	104	(1)	(91)	(88)	14	NM
NIAC	$ 193	$ 64	$ 134	$ 129	NM%	$ 59	44%
Key performance metrics							
Fee income as a % of total revenue	35%	40%	36%	(488) bps		(108) bps	
Efficiency ratio	57%	60%	59%	(269) bps		(135) bps	
ROTCE[2]	13.90%	8.26%	17.73%	564 bps		(383) bps	
Diluted EPS	$ 0.35	$ 0.20	$ 0.43	$ 0.15	75%	$ (0.08)	(19)%
TBV per share[2]	$ 9.92	$ 9.99	$ 9.76	$ (0.07)	(1)%	$ 0.16	2%
Effective tax rate	23%	18%	24%	530 bps		(60) bps	

- Adjusted EPS of $0.35; TBV per share[2] of $9.92 remained relatively stable QoQ
  - Provision reflects CECL reserve build of $13 million or $0.02 per share
- Adjusted PPNR up ~$147 million QoQ and $156 million YoY driven by merger-related impacts
- NII up $227 million QoQ and up $231 million YoY
  - Results reflect $225 million benefit tied to the IBKC merger and Truist branch acquisition ("branch acquisition")
  - NIM of 2.84% vs. 2.90% in 2Q20 includes benefit of 2 bps reduction in IB deposit costs to 36 bps
- Adjusted fee income up $85 million QoQ and up $119 million YoY
  - 3Q20 results reflect a net $90 million benefit from the IBKC merger as well as continued strength in fixed income
- Adjusted expense up $164 million QoQ and up $194 million YoY
  - 3Q20 results included $170 million impact tied to the IBKC merger/branch acquisition
  - Results also reflect a net $8 million benefit from merger expense saves

[1]Adjusted financial measures exclude notable items; they are Non-GAAP and are reconciled to GAAP measures in the appendix. [2]TBV per share, Pre-provision net revenue, and ROTCE are Non-GAAP - see Non-GAAP reconciliation in the appendix.

6

NII and NIM reflect benefit of merger and deposit pricing discipline

($s in millions)



NII and NIM Trends
Legacy FHN
$301
$294
3.21%
$311
$296
3.26%
$303
$294
3.16%
$305
$284
2.90%
$532
$454
2.84%
3Q19
4Q19
1Q20
2Q20
3Q20

Core NIM[1]	3.14%	3.10%	3.07%	2.80%	2.57%

Core NII[1] | Reported NII | Reported NIM

- NII up $227 million QoQ driven by the $223 million impact of the IBKC merger
  - Reported NII includes accretion impact of $44 million
  - Reported NIM includes accretion impact of 20 bps
  - NIM negatively impacted ~12 bps by ~$3 billion of excess cash; period-end excess cash of ~$4.5 billion
- Interest-bearing deposit costs of 36 bps improved 2 bps QoQ and 21 bps from 2Q20 combined[2] levels
  - Continue to target last zero interest-rate policy (ZIRP) cycle IBD costs of 24 bps

[1]Core financial measures are Non-GAAP and are reconciled to GAAP measures in the appendix. [2]Combined financial information adds together historical unaudited information from legacy FHN and legacy IBKC, adjusted for notable items but without any adjustments, eliminations, or analysis required by GAAP purchase accounting or the SEC's pro-forma rules; it is Non-GAAP and reconciled to GAAP measures in the appendix.

7

Adjusted1 fee income vs. adjusted FHN/IBKC combined2 Adjusted Adjusted FHN/IBKC FHN combined 3Q20 Change vs. Adjusted fee income remained relatively $s in millions 3Q20 2Q20 1Q20 4Q19 3Q19 2Q20 3Q19 • $/bps % $/bps % stable compared with 2Q20 adjusted Fixed income $ 111 $ 112 $ 96 $ 81 $ 78 $ (1) (1)% $ 33 42 % FHN/IBKC combined results Mortgage banking & 66 53 32 26 27 13 25 39 NM . Fixed income relatively stable QoQ and title up $33 million YoY with ADR of Brokerage, trust and 30 33 34 33 32 (3) (9) (2) (6) $1.5 million relatively stable QoQ and up insurance 55% YoY Service charges & fees 50 46 50 54 55 4 9 (5) (9) . Mortgage banking and title up Card & digital banking 17 17 19 20 19 - - (2) (11) $13 million QoQ and $39 million YoY, fees reflecting strength in originations and Deferred compensation 4 8 (10) 3 - (4) (50) 4 NA improved GOS spreads Other noninterest 14 18 21 26 26 (4) (22) (12) (46) income . Service charges and fees up $4 million Total fee income $ 291 $ 287 $ 175 $ 183 $ 237 $ 4 1% $ 54 23 % QoQ reflecting impact of branch acquisition . Card & digital fees remained Key metrics steady QoQ Fixed income Average Daily Revenue $ 1.5 $ 1.6 $ 1.3 $ 1.1 $ 1.0 $ (0.0) (3)% $ 0.6 55% . Brokerage, trust, and insurance down (ADR) $3 million QoQ largely reflecting the Mortgage banking impact of market volatility on volumes Originations and valuation levels Secondary $ 1,186 $ 1,152 $ 581 $ 573 $ 629 $ 34 3% $ 557 89 % Portfolio $ 396 $ 675 $ 497 $ 714 $ 522 $ (279) (41)% $ (126) (24)% Gain on sale spread 3.93% 2.86% 3.07% 2.85% 3.09% 107 bps 84 bps 8 1Adjusted1Adjusted financials financial which measures exclude exclude notable notable items items; are they Non are -NonGAAP-GAAP and and are are reconciled reconciled into theGAAP appendix measures.2 1Q20in the appendix includes. 2($9.5mm)Combined financial of deferred information compensation. adds together historical unaudited information from legacy FHN and legacy IBKC, adjusted for notable items but without any adjustments, eliminations, or analysis required by GAAP purchase accounting or the SEC’s pro-forma rules; it is Non-GAAP and reconciled to GAAP measures in the appendix.

Adjusted1 expense vs. adjusted FHN/IBKC combined2 Adjusted Adjusted FHN FHN/IBKC combined 3Q20 Change vs. Adjusted expense down $15 million from 3Q20 2Q20 1Q20 4Q19 3Q19 2Q20 3Q19 • $s in millions 2Q20 adjusted FHN/IBKC combined levels $ % $ % and includes the benefit of merger Salaries and benefits $ 200 $ 193 $ 194 $ 193 $ 193 $ 7 4% $ 7 4 % cost saves Incentives and commissions 91 97 100 83 78 (6) (6) 13 17 • Personnel expense down $6 million Deferred compensation 3 10 (10) 4 1 (7) (70) 2 NM . $7 million increase in salaries and Total personnel expenses 294 300 283 279 268 (6) (2) 26 10 benefits driven by alignment of IBKC Occupancy and equipment 73 74 72 73 71 (1) (1) 2 3 benefits, higher healthcare costs and the Branch Acquisition partially offset Outside services 46 46 49 49 48 - - (2) (4) by merger saves Amortization of intangible 14 9 9 10 11 5 56 3 27 assets . Incentives/commissions down Other noninterest expense 45 57 58 50 52 (12) (21) (7) (13) $6 million largely tied to lower revenue-based incentives Total noninterest expense $ 471 $ 486 $ 471 $ 461 $ 450 $ (15) (3)% $ 21 5% • Other noninterest expense down $12 million from higher than normal 2Q20 levels Achieved Total YTD 2020 Merger Savings of ~$18 million with ~$8 million in 3Q20 9 1Adjusted1Adjusted financials financial which measures exclude exclude notable notable items items; are they Non are -NonGAAP-GAAP and and are are reconciled reconciled into theGAAP appendix measures.2 1Q20in the appendix. includes 2($9.5mm)Combined financial of deferred information compensation. adds together historical unaudited information from legacy FHN and legacy IBKC, adjusted for notable items but without any adjustments, eliminations, or analysis required by GAAP purchase accounting or the SEC’s pro-forma rules; it is Non-GAAP and reconciled to GAAP measures in the appendix.

Total loans

3Q20 reported vs combined[1] loan trends



$54.9B
2%
9%
24%
65%
$58.8B
2%
7%
7%
22%
63%
$59.7B
2%
9%
7%
21%
61%
$60.1B
2%
10%
7%
21%
61%
Period-end loans FHN/IBKC combined 3Q19
Period-end loans FHN/IBKC combined 2Q20
Period-end loans 3Q20
Average Loans 3Q20
Total Commercial excl. LMC & PPP
Consumer real estate
PPP
Loans to mortgage co.
Credit card and other

- Period-end loans of $59.7 billion up modestly from 2Q20 combined[1] levels as a $1.6 billion increase in Loans to Mortgage Companies (LMC) more than offset reductions in other C&I
  - Average loans to mortgage companies of $5.8 billion, up ~$430 million QoQ, reflecting strong volume tied to seasonality and low rate environment
  - 3Q20 average loan yields of 3.70%
- Utilization rates of 47% remained relatively stable with 2Q20 combined[1] levels

1Q20-3Q20 line utilization

	FHN/IBKC combined 3/31/2020	FHN/IBKC combined 6/30/2020	9/30/2020
Utilization %	53%	48%	47%

[1]Combined financial information adds together historical unaudited information from legacy FHN and legacy IBKC, adjusted for notable items but without any adjustments, eliminations, or analysis required by GAAP purchase accounting or the SEC's pro-forma rules; it is Non-GAAP and reconciled to GAAP measures in the appendix

10

Total funding 3Q20 reported vs combined1 interest-bearing liabilities & DDA trends $73.2B $72.1B 1% $72.1B • 3Q20 total period-end deposits of $68.4 billion 0.3% 0.5% 4% 3% 3% compared with 2Q20 combined levels of $66.1 billion $63.2B 1% 20% . Results driven by an increase in savings and DDA 5% 21% 20% . Total deposit cost of funds of 25 bps in 3Q20 3% 20% 4% 3% . Interest-bearing deposit costs of 36 bps compared 8% 8% 8% with prior ZIRP cycle rate of 24 bps in 3Q15 4% 14% • 3Q20 borrowings of $4.8 billion compared with 2Q20 combined levels of $6.0 billion 36% 34% 36% . Replaced ~$1.0 billion of IBKC FHLB advances with 32% excess liquidity 28% 29% 29% 23% Period-end Period-end Period-end Average FHN/IBKC FHN/IBKC 3Q20 3Q20 combined combined 3Q19 2Q20 DDA Savings Time deposits Term borrowings Other interest-bearing deposits Short-term borrowings Trading liabilities 1Combined financial information adds together historical unaudited information from legacy FHN and legacy IBKC, adjusted for n otable items but without any adjustments, eliminations, or analysis required by GAAP purchase accounting or 11 the SEC’s pro-forma rules; it is Non-GAAP and reconciled to the GAAP measure in the appendix.

Prudently managing risk

($s in millions)

Provision, credit losses, and net charge-offs



Legacy FHN
$15
$14
0.19%
$3
$9
0.04%
$7
$154
0.10%
$17
$121
0.20%
$67
$227
$80
0.44%
3Q19
4Q19
1Q20
2Q20
3Q20
NCOs
Provision for credit losses
NCO %[1]
Non-PCD

Allowance for loan and lease losses (ALLL)



Legacy FHN
$193
1.12x
0.62%
$200
1.24x
0.64%
$444
2.34x
1.33%
$538
2.38x
1.64%
$988
2.21x
1.65%
3Q19
4Q19
1Q20
2Q20
3Q20
ALLL
ALLL/loans
ALLL/NPL

- Continuing to closely monitor industries currently impacted by COVID-19 disruptions with ongoing portfolio reviews; other sectors such as essential services, recreational goods, manufacturing, and home improvement performing well
  - Net charge-offs of $67 million largely reflect losses in the energy portfolio
  - NPL ratio of 75 bps, up 6 basis points QoQ, largely driven by the impact of IBKC merger and commercial downgrades
  - Allowance to loan ratio relatively stable at 1.65%
  - Transformed loan portfolio since Global Financial Crisis from higher-risk, real estate concentration to commercially, diversified portfolio

	2008	3Q20
Non-performing loans %	4.91%	0.75%

Non-performing loans (NPL)



Legacy FHN
$172
0.55%
$162
0.52%
$190
0.57%
$226
0.69%
$447
0.75%
3Q19
4Q19
1Q20
2Q20
3Q20
NPLs $
NPLs %

[1]Net charge-off % is annualized and as % of average loans.

12

Significant reserves for current environment

($ in millions)

2Q20 vs. 3Q20 Allowance for credit losses (ACL)



$588
$287
$41
$147
$(67)
$80
$1,077
FHN standalone 6/30/2020
IBKC/TFC branch PCD allowance
IBKC Reserve for Unfunded Commitment Established
IBKC/TFC non-PCD Provision Expense
Net Charge-offs
Provision Expense
FHN 9/30/2020

- CECL reserve build reflects stressed but improving outlook for overall economy
- Utilized Moody's August 2020 baseline scenario and applied additional modest weighting to alternative upside and downside scenarios
- Also incorporated
  - Detailed portfolio reviews of industries currently affected by pandemic
  - Additional factors such as the reemergence of COVID cases, impact of stimulus programs, and overall economic uncertainty
- Reserve build includes $147 million related to non-PCD loan portfolio

ACL/loans



1.80%
2.15%
FHN
FHN Ex. LMC & PPP[1]

ACL/annualized NCOs



4.04x
FHN

$s in millions	3Q20 Period-end	% of Total Loans
Total allowance for credit losses	$ 1,077	1.8%
Unrecognized discount - acquired loans	284	0.5
Total loss absorption capacity	$ 1,272	2.1%

[1]FHN's ratio of ACL to Loans, excluding Loans to Mortgage Companies (LMC) and loans under the federal Payroll Protection Program (PPP), is a Non-GAAP number reconciled to the GAAP ratio in the appendix

13

Update on areas of perceived risk

Portfolio by industry as of 9/30/2020

($s in billions)	Amount	% of total loans	Subject to more heightend monitoring	% of total loans
Other C&I	$ 6.3	10.4 %	$ -	- %
Finance & Insurance	3.0	5.1	-	-
Health Care & Social Assistance	2.2	3.7	-	-
Non-real estate leasing	0.7	1.1	-	-
Real estate leasing	***1.6***	***2.7***	***1.6***	***2.7***
Real Estate Rental & Leasing	2.2	3.7	-	-
Quick serve restaurants and other lower risk categories	1.1	1.9	-	-
Higher-risk accommodation and food service	***0.8***	***1.3***	***0.8***	***1.3***
Accommodation & Food Service	1.9	3.2	-	-
Wholesale Trade	1.9	3.1	-	-
Energy	***1.8***	***3.0***	***1.8***	***3.0***
Manufacturing	1.7	2.8	-	-
Grocery stores, gas stations, convenience stores, home improvement, auto-related and other lower-risk retail	1.3	2.1	-	-
Higher-risk retail trade	***0.1***	***0.1***	***0.1***	***0.1***
Retail Trade	1.3	2.2	-	-
Transportation & Warehousing	1.2	2.0	-	-
Golf courses and other outdoor lower risk sectors	0.3	0.5	-	-
Fitness centers, recreational centers and other higher-risk arts, entertainment and recreation	***0.3***	***0.6***	***0.3***	***0.6***
Arts, Entertainment & Recreation	0.6	1.1	-	-
Total C&I excluding LMC and PPP	**$ 24.1**	**40.2** %	-	-
Other CRE	9.0	15.0	-	-
Lower-risk CRE retail	1.2	2.0	-	-
Higher-risk CRE retail	***1.1***	***1.9***	***1.1***	***1.9***
CRE - Retail	2.3	3.9	-	-
Properties with 50%+ occupancy	0.4	0.7	-	-
Higher-risk CRE hospitality	***0.8***	***1.3***	***0.8***	***1.3***
CRE - Hospitality	1.2	2.0	-	-
Total CRE excluding PPP	12.5	20.9	-	-
Total commercial loans excluding LMC and PPP	$ 36.7	61.1 %	$ ***6.5***	***10.8 %***
Loans to mortgage companies (LMC)	5.7	9.4		
Paycheck protection program (PPP)	4.2	7.0		
Total commercial loans	**$ 46.5**	**77.5 %**		
Total consumer loans	**$ 13.5**	**22.5 %**		
Total loans	**$ 60.0**	**100.0 %**		
Total loans excl. LMC and PPP	**$ 50.2**	**83.6 %**		

Portfolios subject to more heightened monitoring ~10.8% of total loans

- Continuing to closely monitor industries currently impacted by COVID-19 disruptions; Performed deep dive review on ~$9.0 billion of commercial portfolio in 3Q20
- Other sectors such as essential services, recreational goods, manufacturing, and home improvement performing well
- Consumer portfolio asset quality relatively stable; refreshed weighted avg. FICO score of ~750
- **Real Estate Rental/Leasing –** ~32% non-real estate rental and leasing, primarily equipment with ~68% real estate-related, largely REITs which are diversified across property types
- **Accommodation/Food Service –** ~57% quick service restaurants and other lower risk categories with normalizing trends; higher-risk portfolio largely reflects regional and national casual dining brands
- **Energy –** ~$300 million in oil field services, ~ $1.0 billion in E&P - Portfolio clients are hedged ~57% through 2020, 44% through 2021 and 19% through 2022. Not currently originating new energy loans
- **Retail Trade –** Substantially all essential services and other more resilient sectors including home improvement and auto-related
- **Arts/Entertainment –** ~ 50% tied to golf courses and other lower risk outdoor sectors
- **CRE – Retail –** Granular portfolio with ~1,850+ tenants largely focused on value- and necessity-based properties; limited geographic/major tenant concentration; limited regional mall/power center exposure
  - ~6% of CRE-Retail on active deferral vs. 41% in 1st round
- **CRE – Hospitality –** ~84% flagged properties and ~57% limited service/extended stay properties
  - ~16% of CRE hospitality is on active deferral vs. ~65% in 1st round

Data based on loan balances from credit systems and does not reflect certain general ledger accounting adjustments including unrecognized loan discounts. NAICs codes as of 3Q20. Energy-related loans represented across various categories. Numbers may not add to total due to rounding.

14

Strong capital position Capital levels 12.47% 11.97% • Robust PPNR1 and enhanced earnings power provide 11.01% 11.22% 10.78% dividend support and additional loss-absorbing capital 10.69% 9.97% 10.15% 10.19% 9.52% • TBVPS1 of $9.92 remained relatively stable with 2Q20 as strong earnings were offset by the impact of the IBKC MOE and Truist branch acquisition 9.01% 9.20% 8.54% 9.25% 9.15%² • CET1 ratio reflects (22) bps impact tied to $1.6B increase in Loans to Mortgage Companies (LMC) balances . LMCs ~10% of total loans; 100% risk-weighted, yet 100% of collateral is government guaranteed if held individually 3Q19 4Q19 1Q20 2Q20 3Q20 on the balance sheet would be risk-weighted at 50% CET1 ratio Tier 1 capital ratio Total capital ratio 2Q20 vs. 3Q20 CET1 ratio2 Tangible book value per share1 9.60% 0.40% $0.09 $0.35 0.11% $9.99 9.40% 9.25% $9.92 9.20% (0.13%) 9.15% (0.11%) ($0.15) (0.22%) ($0.19) 9.00% (0.14%) 8.80% ($0.16) 8.60% 8.40% 8.20% 8.00% 2Q20 Net IBKC IBKC Day 2 Truist Branch Adjusted Common & Higher LMC 3Q20 2Q20 Net IBKC IBKC Day 2 Truist Branch Adjusted NIAC Common 3Q20 Actuals merger- CECL Acquisition NIAC & Preferred Balances Estimate Actuals merger-related CECL Non-PCD Acquisition & Other¹ Dividends Actuals related items Non-PCD Other¹ Dividends items & & Purchase Purchase Accounting Accounting Gain Gain 15 All data prior to 3Q20 is for FHN standalone. 1PPNR, Adjusted NIAC and Tangible Book Value per share (TBVPS) are Non-GAAP numbers and are reconciled in the appendix. 23Q20 CET1 ratio is an estimate.

Merger integration update

Integration Framework

- Strong project management and governance framework in place
- Strong head start pre-COVID building relationships, aligning cultures & establishing cadence
- Integration work being done effectively in largely remote manner

3Q20 Milestones

People

- Largely aligned benefits plans
- Launched companywide associate value survey to measure engagement
- 100% of top 4 levels of management named
- Communicated a decision to ~99% of associates

Systems/Ops

- Finalized ~100% of major tech systems and 95% of all tech system decisions
- Completed HR system conversion and 401K enrollment
- Detailed mapping, design & resource planning fully ramped up

Model

- Established go-to-market and organizational models
- Finalized customer experience dashboard
- Cross business line referrals & product set expansion building pipeline of revenue synergies

Upcoming Events

- Convert retail brokerage, mortgage and wealth management systems
- Convert Asset/Liability Management platform, expense procurement, profitability and pricing systems
- Finalize data mapping requirements
- Align deposit pricing
- Complete 3-yr strategic plan

Integration Highlights

Targeting ~$170 million of annualized cost saves by 2022

- Achieved ~$18 million YTD with ~$8 million in 3Q20

Annualized Savings

Actual	Estimated		
3Q20	4Q20	2021	2022
~$32mm	~$48mm	~$100mm	~$170mm

Delivering strong performance on talent retention

- ~97% retention of ~540 associates identified as key integration talent

Seeing strong early success on revenue synergies not included in deal economics

16

Key takeaways Well-positioned to capitalize on the benefits of our more diversified business model and expanded franchise in attractive Southern markets • Diversified revenue mix with countercyclical businesses helping to mitigate pressure from low rates • Uniquely positioned to deliver significant cost savings in a challenging environment . Strong progress towards at least $170 million of cost saves; proven commitment to expense discipline • Continued prudent risk management with strong reserves and loss absorption capacity . ~45% of loan book marked with ~$1.3 billion of total loss absorption capacity • Attractive capital and funding profile Significant opportunities to drive relative outperformance and build shareholder value 17

APPENDIX 18

FHN reserve and deferrals by portfolio

$s in billions	Loan Balance	Allowance	Allowance Coverage Ratio
Portfolios excl. Loans to Mortgage Companies (LMC) & PPP			
Energy	$ 1.8	$ 0.1	7.46 %
C&I excl. Energy, LMC, & PPP	22.4	0.4	1.56
Total C&I excl. LMC & PPP	24.2	**0.5**	2.00
CRE - Other	9.0	0.1	1.25
CRE - Retail	2.3	0.1	2.25
CRE - Hospitality	1.2	0.0	3.58
Total CRE excl. PPP	12.5	**0.2**	1.66
Total Commercial excl. LMC & PPP	36.7	**0.7**	1.89
Total Consumer	13.5	**0.3**	2.16
Total Loans excl. LMC & PPP	**$ 50.2**	**$ 1.0**	**1.96 %**
LMC	$ 5.6	$ 0.0	0.09
PPP	4.2	-	-
Total Loans	**$ 60.0**	**$ 1.0**	**1.65 %**

$ in millions	Have Taken a COVID-19 Deferral: Approx. # of Deferrals	Have Taken a COVID-19 Deferral: Balances with Deferrals	Have Taken a COVID-19 Deferral: % of Total Balances	Are Still On Deferral: Approx. # of Deferrals	Are Still On Deferral: Balances with Deferrals	Are Still On Deferral: % of Total Balances
Consumer	5,696	$ 1,365	10.1%	1,348	$ 427	3.2%
Commercial excl. PPP	4,724	5,803	13.7	519	911	2.2
Total excl. PPP	**10,420**	**$ 7,169**	**12.8%**	**1,867**	**$ 1,338**	**2.4%**

Allowance for Credit Losses (ACL) to Loans Ratio

$ in millions	Loan Balance	ACL Balance	ACL/ Loans
Total Loans	**$ 59,707**	**$ 1,077**	**1.80 %**
Loans to Mortgage Companies (LMC)	5,607	5	0.09
PPP	4,176	-	-
Total excl. LMC & PPP	**$ 49,924**	**$ 1,072**	**2.15 %**

Data based on loan balances from credit systems and does not reflect certain general ledger accounting adjustments including unrecognized loan discounts. NAICs codes as of 3Q20. Energy-related loans represented across various categories. Numbers may not add to total due to rounding.

19

IBKC merger accounting impacts consistent with prior guidance

$s in millions		Credit mark		Interest/liquidity mark		Total loan mark		Other adjustments		
	Balances	Pre-tax	% of O/S	Pre-tax	% of O/S	Pre-tax	% of O/S	Prior discount reversed	PCD allowance established	Fair value of assets
PCD loans	$ 12,952	$ (323)	(2.5) %	$ (50)	(0.4) %	$ (373)	(2.9) %	$ -	$ 284	$ 12,864
Non-PCD loans	11,062	(132)	(1.2)	(28)	(0.3)	(160)	(1.4)	-	-	10,901
PPP loans	2,052	-	-	(21)	(1.0)	(21)	(1.0)	-	-	2,032
Other loan balances	121	-	-	-	-	-	-	-	-	121
Prior loan discounts	(147)	-	-	-	-	-	-	147	-	-
Total Loans	**$ 26,040**	**$ (455)**	**(1.7) %**	**$ (99)**	**(0.4) %**	**$ (554)**	**(2.1) %**	**$ 147**	**$ 284**	**$ 25,918**

Preliminary loan marks as of 7/1/20

Preliminary IBKC purchase accounting adjustments as of 7/1/20

$s in millions

Assets	Balances	Mark	Fair Value
Loans and leases, net of unearned income	$ 26,040	$ (123)	$ 25,918
Allowance for loan and lease losses	(398)	113	(284)
Cash and due from banks/IB deposit in other banks	2,077	-	2,077
Investment securities	3,529	15	3,544
Mortgage Loans held for sale	320	-	320
Goodwill	1,236	(1,236)	-
Other Intangibles[2]	54	184	238
Premises and equipment, net	296	15	311
Other real estate owned	14	(5)	9
Other assets	1,094	27	1,121
Total Assets	**$34,262**	**$(1,009)**	**$33,253**

Liabilities	Balances	Mark	Fair Value
Deposits	$ 28,209	$ 22	$ 28,232
Short-term borrowings	209		209
Term borrowings[3]	1,168	32	1,200
Unfunded Commitments Credit Loss Accrual	24	17	41
Other liabilities	340	204	544
Total Liabilities	**$29,950**	**$ 275**	**$30,225**

Merger purchase accounting gain

$s in millions	
Purchase Price:	
Preferred stock	$ 231
Common stock	152
Capital surplus	2,119
Cash paid for fractional shares	-
Total Purchase Price	**$2,502**
Less Deferred Tax Asset	(6)
Net Purchase Price	**$2,495**
Fair Value of Assets	33,253
Fair Value of Liabilities	30,225
Net Fair Value of Assets	**$3,028**
Merger Purchase Accounting Gain	**$ 532**

Estimated IBKC Loan Accretion

$s in millions	
4Q20	**$ 25**
2021	**60**
2022	**50**
2023 and beyond	**$ 90**

	Balances	Prior allowance eliminated	PCD allowance established	Non-PCD provision expense[1]	Allowance for loan and lease losses
Allowance for loan and lease losses	$ (398)	$ 398	$ (284)	$ (140)	$ (424)

Numbers may not add to total due to rounding. [1]Non-PCD Provision Expense recorded in 3Q20 income statement. [2]Core Deposit Intangible of $207 million established and included in Other Intangibles. [3]Term borrowings include FHLB advances and Trust Preferred Securities.

20

Notable items

$s in millions, except per share data

3Q20 IBKC merger-related notable items		
Noninterest income:		
Merger accounting adjustment: other noninterest income[1]	$	532
Total noninterest income		532
Noninterest expense:		
Salaries and benefits		(1)
Incentives and commissions		(34)
Total personnel expenses		(35)
Occupancy and equipment		(4)
Outside services		(32)
Amortization of intangible assets		(1)
Louisiana Foundation contribution: other noninterest expense		(20)
Other noninterest expense		(4)
Total other noninterest expense		(24)
Total noninterest expense		(96)
Non-PCD provision for credit losses		(140)
Total IBKC net notable items	$	296

3Q20 Other notable items		
Occupancy and equipment	$	(1)
Outside services		(2)
Other noninterest expense		(2)
PPP fees charitable contribution: other noninterest expense		(15)
Non-PCD provision for credit losses - SunTrust branch acquisition		(7)
Total other 3Q20 notable items		(27)
Total net 3Q20 notable items (pre-tax)	$	**269**
Tax impact of 3Q20 notable items		61
After-tax impact of 3Q20 notable items	$	**331**
EPS impact of 3Q20 notable items[2]	$	**0.60**

$s in millions

	Favorable / (Unfavorable)			
	FHN		IBKC	
Financial Statement Caption	**Pre-Tax**	**After-Tax at Marginal Tax Rate**	**Pre-Tax**	**After-Tax at Marginal Tax Rate**
2Q20				
Salaries and benefits	$ (5)	$ (4)	$ (2)	$ (2)
Incentives and commissions	-	-	(2)	(2)
Occupancy and equipment	-	-	(1)	(1)
Outside services	(6)	(5)	(9)	(7)
Other noninterest expense	(4)	(3)	(1)	(1)
Total Acquisition and Hazard related expenses	$ (14)	$ (12)	$ (15)	$ (12)
Other noninterest income - (Gain) loss on sale of investments	$ -	$ -	$ (6)	$ (5)
Total Notable items	$ (14)	$ (12)	$ (9)	$ (7)
1Q20				
Salaries and benefits	$ (1)	$ (1)	$ (2)	$ (2)
Occupancy and equipment	-	-	(1)	-
Outside services	(2)	(2)	-	-
Other noninterest expense	(3)	(2)	-	-
Total Acquisition and Hazard related expenses	$ (6)	$ (5)	$ (3)	$ (3)
Total Notable items	$ (6)	$ (5)	$ (3)	$ (3)
4Q19				
Salaries and benefits	$ (4)	$ (4)	$ (2)	$ (1)
Outside services	(18)	(15)	(9)	(4)
Other noninterest expense	(3)	(2)	-	-
Total Acquisition, Rebranding, Restructuring related expenses	$ (26)	$ (21)	$ (11)	$ (6)
Other noninterest expense - Charitable Contributions	$ (11)	$ (9)	$ -	$ -
Total Notable items	$ (37)	$ (30)	$ (11)	$ (6)
3Q19				
Salaries and benefits	$ (3)	$ (2)	$ -	$ -
Outside services	(12)	(10)	-	
Other noninterest expense	(5)	(4)	-	
Total Acquisition, Rebranding, Restructuring, and Storm related expenses	$ (20)	$ (16)	$ -	$ -
Other noninterest expense - Legal Resolution Expense	$ (12)	$ (9)	$ -	$ -
Incentives and commissions	4	3	-	-
Net Impact of Legal Resolutions	$ (8)	$ (6)	$ -	$ -
Other noninterest expense - Visa Derivative Valuation Adjustments	$ (4)	$ (3)	$ -	$ -
Total Notable items	$ (31)	$ (24)	$ -	$ -

Numbers may not add to total due to rounding. [1]Merger accounting adjustment is non-taxable income. [2]EPS computed based on approximately 551 million diluted shares.

21

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Adjusted FHN historical income statements

	3Q20			2Q20			1Q20			4Q19			3Q19		
$ in millions	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP
Interest income	$ 598	$ -	$ 598	$ 347	$ -	$ 347	$ 378	$ -	$ 378	$ 404	$ -	$ 404	$ 407	$ -	$ 407
Interest expense	66	-	66	41	-	41	76	-	76	93	-	93	107	-	107
Net interest income	**532**	-	**532**	**305**	-	**305**	**303**	-	**303**	**311**	-	**311**	**301**	-	301
Noninterest income:															
Fixed income	111	-	111	112	-	112	96	-	96	81	-	81	78	-	78
Mortgage banking and title	66	-	66	4	-	4	2	-	2	4	-	4	2	-	2
Brokerage, trust, and insurance	30	-	30	22	-	22	23	-	23	22	-	22	22	-	22
Service charges and fees	50	-	50	35	-	35	36	-	36	39	-	39	40	-	40
Card and digital banking fees	17	-	17	12	-	12	12	-	12	14	-	14	13	-	13
Deferred compensation income	4	-	4	8	-	8	(10)	-	(10)	3	-	3	-	-	-
Other noninterest income	546	(532)	14	12	-	12	15	-	15	20	-	20	17	-	17
Total noninterest income	**823**	(532)	**291**	**206**	-	**206**	**175**	-	**175**	**183**	-	**183**	**172**	-	172
Total revenue	**1,355**	(532)	**823**	**512**	-	**512**	**478**	-	**478**	**495**	-	**495**	**472**	-	472
Noninterest expense:															
Personnel expenses:															
Salaries and benefits	201	(1)	200	111	(5)	107	113	(1)	112	112	(4)	107	111	(3)	109
Incentives and commissions	126	(34)	91	79	-	79	81	-	81	63	-	63	55	4	59
Deferred compensation expense	3	-	3	9	-	9	(10)	-	(10)	4	-	4	1	-	1
Total personnel expenses	329	(35)	294	200	(5)	195	183	(1)	182	179	(4)	174	167	1	168
Occupancy and equipment	77	(4)	73	46	-	46	44	-	44	44	-	44	42	-	42
Outside services	78	(32)	46	38	(5)	33	38	(2)	37	54	(18)	36	47	(12)	35
Amortization of intangible assets	15	(1)	14	5	-	5	5	-	5	6	-	6	6	-	6
Other noninterest expense	89	(44)	45	31	(4)	27	31	(3)	28	45	(15)	31	46	(21)	25
Total noninterest expense	**587**	**(116)**	**471**	**321**	**(14)**	**307**	**302**	**(6)**	**296**	**328**	**(37)**	**291**	**308**	**(31)**	277
Pre-provision net revenue (Non-GAAP)	768	(416)	352	191	14	205	175	6	181	166	37	203	164	31	196
Provision for credit losses	227	(147)	80	121	-	121	154	-	154	9	-	9	14	-	14
Income before income taxes	541	(269)	272	69	14	84	21	6	27	157	37	194	150	31	181
Provision for income taxes	2	61	63	13	3	15	5	1	6	36	7	43	36	7	43
Net income	**539**	**(331)**	**208**	**57**	**12**	**68**	**16**	**5**	**21**	**121**	**30**	**151**	**114**	**24**	138
Net income attributable to noncontrolling interest	3	-	3	3	-	3	3	-	3	3	-	3	3	-	3
Net income attributable to controlling interest	536	(331)	205	54	12	66	14	5	18	118	30	148	111	24	136
Preferred stock dividends	13	-	13	2	-	2	2	-	2	2	-	2	2	-	2
Net income available to common shareholders	**$ 523**	**$ (331)**	**$ 193**	**$ 52**	**$ 12**	**$ 64**	**$ 12**	**$ 5**	**$ 17**	**$ 117**	**$ 30**	**$ 147**	**$ 110**	**$ 24**	**$ 134**

Numbers may not add to total due to rounding.

22

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Combined Historical Data: non-interest income and expense

	2Q20			1Q20			4Q19			3Q19		
$s in millions	FHN	IBKC	Combined	FHN	IBKC	Combined	FHN	IBKC	Combined	FHN	IBKC	Combined
Noninterest income:												
Fixed income	$ 112	$ -	$ 112	$ 96	$ -	$ 96	$ 81	$ -	$ 81	$ 78	$ -	$ 78
Mortgage banking and title	4	49	53	2	29	32	4	22	26	2	25	27
Brokerage, trust and insurance	22	11	33	23	10	34	22	11	33	22	10	32
Service charges and fees	35	11	46	36	14	50	39	15	54	40	15	55
Card and digital banking fees	12	5	17	12	6	19	14	7	20	13	6	19
Deferred compensation income	8	-	8	(10)	-	(10)	3	-	3	-	-	-
Other noninterest income	12	11	23	15	6	21	20	6	26	17	9	26
Total non-interest income	**$ 206**	**$ 86**	**$ 293**	**$ 175**	**$ 65**	**$ 240**	**$ 183**	**$ 60**	**$ 244**	**$ 172**	**$ 65**	**$ 237**
Noninterest expense:												
Personnel expenses:												
Salaries and benefits	$ 111	$ 83	$ 195	$ 113	$ 83	$ 196	$ 112	$ 82	$ 194	$ 111	$ 81	$ 193
Incentives and commissions	79	24	104	81	20	101	63	25	88	55	21	77
Deferred compensation expense	9	-	10	(10)	-	(10)	4	-	4	1	-	1
Total personnel expenses	200	108	308	183	103	286	179	107	286	167	103	270
Occupancy and equipment	46	29	75	44	28	73	44	29	73	42	29	71
Outside services	38	23	61	38	12	51	54	23	77	47	13	60
Amortization of intangible assets	5	4	9	5	4	9	6	4	10	6	4	11
Other noninterest expense	31	30	61	31	30	61	45	19	64	46	23	69
Total non-interest expense	**$ 321**	**$ 194**	**$ 515**	**$ 302**	**$ 177**	**$ 480**	**$ 328**	**$ 182**	**$ 510**	**$ 308**	**$ 173**	**$ 481**

Numbers may not add to total due to rounding.

23

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Adjusted 3Q20 FHN compared to adjusted combined historical data: non-interest income and expense

$s in millions	3Q20 FHN	2Q20 FHN	2Q20 IBKC	2Q20 Combined	1Q20 FHN	1Q20 IBKC	1Q20 Combined	4Q19 FHN	4Q19 IBKC	4Q19 Combined
Noninterest income:										
Fixed income	$ 111	$ 112	$ -	$ 112	$ 96	$ -	$ 96	$ 81	$ -	$ 81
Mortgage banking and title	66	4	49	53	2	29	32	4	22	26
Brokerage, trust and insurance	30	22	11	33	23	10	34	22	11	33
Service charges and fees	50	35	11	46	36	14	50	39	15	54
Card and digital banking fees	17	12	5	17	12	6	19	14	7	20
Deferred compensation income	4	8	-	8	(10)	-	(10)	3	-	3
Other noninterest income	14	12	5	18	15	6	21	20	6	26
Total non-interest income	**$ 291**	**$ 206**	**$ 81**	**$ 287**	**$ 175**	**$ 65**	**$ 240**	**$ 183**	**$ 60**	**$ 244**
Noninterest expense:										
Personnel expenses:										
Salaries and benefits	$ 200	$ 111	$ 81	$ 193	$ 113	$ 81	$ 194	$ 112	$ 80	$ 193
Incentives and commissions	91	75	22	97	80	20	100	58	25	83
Deferred compensation expense	3	9	-	10	(10)	-	(10)	4	-	4
Total personnel expenses	294	195	104	300	182	101	283	174	105	279
Occupancy and equipment	73	46	28	74	44	28	72	44	29	73
Outside services	46	32	14	46	36	12	49	36	14	49
Amortization of intangible assets	14	5	4	9	5	4	9	6	4	10
Other noninterest expense	45	27	30	57	28	30	58	31	19	50
Total non-interest expense	**$ 471**	**$ 307**	**$ 179**	**$ 486**	**$ 296**	**$ 174**	**$ 471**	**$ 291**	**$ 170**	**$ 462**

$s in millions	3Q19 FHN	3Q19 IBKC	3Q19 Combined	3Q20 Changes vs. 2Q20 $	3Q20 Changes vs. 2Q20 %	3Q20 Changes vs. 3Q19 $	3Q20 Changes vs. 3Q19 %
Noninterest income:							
Fixed income	$ 78	$ -	$ 78	$ (1)	(1)%	$ 33	42%
Mortgage banking and title	2	25	27	13	25	39	NM
Brokerage, trust and insurance	22	10	32	(3)	(9)	(2)	(6)
Service charges and fees	40	15	55	4	9	(5)	(9)
Card and digital banking fees	13	6	19	-	-	(2)	(11)
Deferred compensation income	-	-	-	(4)	(50)	4	NM
Other noninterest income	17	9	26	(4)	(22)	(12)	(46)
Total non-interest income	**$ 172**	**$ 65**	**$ 237**	**$ 4**	**1%**	**$ 54**	**23%**
Noninterest expense:							
Personnel expenses:							
Salaries and benefits	$ 111	$ 81	$ 193	$ 7	4%	$ 7	4%
Incentives and commissions	57	21	78	(6)	(6)	13	17
Deferred compensation expense	1	-	1	(7)	(70)	2	NM
Total personnel expenses	168	103	272	(6)	(2)	22	8
Occupancy and equipment	42	29	71	(1)	(1)	2	3
Outside services	35	13	48	-	-	(2)	(4)
Amortization of intangible assets	6	4	11	5	56	3	27
Other noninterest expense	25	23	48	(12)	(21)	(3)	(6)
Total non-interest expense	**$ 277**	**$ 173**	**$ 450**	**$ (15)**	**(3)%**	**$ 21**	**5%**

Numbers may not add to total due to rounding.

24

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

3Q20 compared to Combined Historical Balance Sheet Data

$s in millions	9/30/2020 FHN		6/30/20 FHN	6/30/20 IBKC	6/30/20 Combined		9/30/19 FHN	9/30/19 IBKC	9/30/19 Combined	
Loans and Leases:										
Commercial	$ 46,167	77 %	$ 26,207	$ 18,838	$ 45,045	77 %	$ 24,523	$ 16,300	$ 40,823	74 %
Loans to Mortgage Companies (LMC)	5,607	9	4,021	-	4,021	9	5,038	-	5,038	9
PPP	4,175	7	2,065	2,052	4,117	7	-	-	-	-
Commercial Loans excl. LMC & PPP	$ 36,385	61 %	$ 20,121	$ 16,786	$ 36,907	61 %	$ 19,485	$ 16,300	$ 35,785	65 %
Consumer real estate	12,328	21	6,052	6,678	12,730	21	6,245	6,703	12,948	24
Credit card and other	1,212	2	449	563	1,012	2	493	673	1,166	2
Loans and leases, net of unearned income	**$ 59,707**	**100 %**	**$ 32,709**	**$ 26,078**	**$ 58,787**	**100 %**	**$ 31,261**	**$ 23,677**	**$ 54,938**	**100 %**
Interest-bearing liabilities & DDA:										
Deposits:										
Savings	$ 26,573	36 %	$ 13,532	$ 11,154	$ 24,686	36 %	$ 11,489	$ 9,326	$ 20,815	32 %
Time deposits	5,526	8	2,656	3,224	5,880	8	4,176	4,629	8,805	14
Other interest-bearing deposits	14,925	20	9,784	5,464	15,248	20	8,011	4,503	12,514	19
Total interest-bearing deposits	47,025	64 %	25,972	19,843	45,815	64 %	23,676	18,459	42,135	65 %
Trading liabilities	477	1	233	-	233	1	720	-	720	1
Short-term borrowings	2,142	3	2,392	207	2,599	3	3,948	498	4,446	7
Term borrowings	2,162	3	2,032	1,168	3,200	3	1,195	1,394	2,589	4
Total interest-bearing liabilities	**51,805**	**71**	**30,628**	**21,218**	**51,846**	**71**	**29,539**	**20,351**	**49,890**	**77**
DDA	21,384	29	11,788	8,475	20,263	29	8,269	6,519	14,788	23
Total interest-bearing liabilities & DDA	**$ 73,189**	**100 %**	**$ 42,416**	**$ 29,693**	**$ 72,109**	**100 %**	**$ 37,808**	**$ 26,870**	**$ 64,678**	**100 %**
Loans to Deposits ratio	**87 %**		**87 %**	**92 %**	**89 %**		**98 %**	**95 %**	**97 %**	

Numbers may not add to total due to rounding.

25

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$s and shares in millions except per share data		3Q20	2Q20	1Q20	4Q19	3Q19
Adjusted Diluted EPS						
Net income available to common ("NIAC") (GAAP)	a	$ 523	$ 52	$ 12	$ 117	$ 110
Plus Tax effected notable items (Non-GAAP) (a)		(331)	12	5	30	24
Adjusted NIAC (Non-GAAP)	b	$ 192	$ 64	$ 17	$ 147	$ 134
Diluted Shares (GAAP)	c	551	313	313	313	314
Diluted EPS (GAAP)	a/c	$ 0.95	$ 0.17	$ 0.04	$ 0.37	$ 0.35
Adjusted diluted EPS (Non-GAAP)	b/c	$ 0.35	$ 0.20	$ 0.05	$ 0.47	$ 0.43
Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")						
Net Income ("NI") (GAAP)		$ 539	$ 57	$ 16	$ 121	$ 114
Plus Tax effected notable items (Non-GAAP) (a)		(331)	12	5	30	24
Adjusted NI (Non-GAAP)		$ 208	$ 68	$ 21	$ 151	$ 138
NI (annualized) (GAAP)	d	$ 2,144	$ 228	$ 66	$ 481	$ 452
Adjusted NI (annualized) (Non-GAAP)	e	$ 828	$ 275	$ 84	$ 600	$ 549
Average assets (GAAP)	f	$81,683	$47,934	$43,552	$42,886	$41,941
ROA (GAAP)	d/f	2.63%	0.48%	0.15%	1.12%	1.08%
Adjusted ROA (Non-GAAP)	e/f	1.01%	0.57%	0.19%	1.40%	1.31%
Adjusted Return on Average Common Equity ("ROCE")/Return on Average Tangible Common Equity ("ROTCE")/Adjusted ROTCE						
NIAC (GAAP)		$ 523	$ 52	$ 12	$ 117	$ 110
Plus Tax effected notable items (Non-GAAP) (a)		(331)	12	5	30	24
Adjusted NIAC (Non-GAAP)		$ 192	$ 64	$ 17	$ 147	$ 134
NIAC (annualized) (GAAP)	g	$ 2,082	$ 210	$ 49	$ 463	$ 434
Adjusted NIAC (annualized) (Non-GAAP)	h	$ 765	$ 257	$ 67	$ 582	$ 532
Average Common Equity (GAAP)	i	$ 7,309	$ 4,673	$ 4,611	$ 4,649	$ 4,571
Intangible Assets (GAAP) (b)		1,794	1,555	1,560	1,566	1,572
Average Tangible Common Equity (Non-GAAP)	j	$ 5,515	$ 3,117	$ 3,051	$ 3,083	$ 2,999
ROCE (GAAP)	g/i	28.49%	4.50%	1.05%	9.97%	9.50%
Adjusted ROCE (Non-GAAP)	h/i	10.49%	5.51%	1.45%	12.52%	11.63%
ROTCE (Non-GAAP)	g/j	37.75%	6.74%	1.59%	15.03%	14.49%
Adjusted ROTCE (Non-GAAP)	h/j	13.90%	8.26%	2.19%	18.88%	17.73%

Numbers may not add to total due to rounding.

26

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions except per share data)		3Q20	2Q20	1Q20	4Q19	3Q19
Adjusted Noninterest Income as a % of Total Revenue						
Noninterest income (GAAP)	k	$ 823	$ 206	$ 175	$ 183	$ 172
Plus notable items (GAAP) (a)		(532)	-	-	-	-
Adjusted noninterest income (Non-GAAP)	l	$ 291	$ 206	$ 175	$ 183	$ 172
Revenue (GAAP)	m	$ 1,355	$ 512	$ 478	$ 495	$ 472
Plus notable items (GAAP) (a)		(532)	-	-	-	-
Adjusted revenue (Non-GAAP)	n	$ 823	$ 512	$ 478	$ 495	$ 472
Noninterest income as a % of total revenue (GAAP)	k/m	60.72%	40.32%	36.59%	37.05%	36.35%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	l/n	35.32%	40.32%	36.59%	37.05%	36.35%
Adjusted Efficiency Ratio						
Noninterest expense (GAAP)	o	$ 587	$ 321	$ 302	$ 328	$ 308
Plus notable items (GAAP) (a)		(116)	(14)	(6)	(37)	(31)
Adjusted noninterest expense (Non-GAAP)	p	$ 471	$ 307	$ 296	$ 291	$ 277
Revenue excluding securities gains/losses (GAAP)	q	$ 1,357	$ 512	$ 478	$ 495	$ 472
Plus notable items (GAAP) (a)		(532)	-	-	-	-
Adjusted revenue excluding securities gains/losses (Non-GAAP)	r	$ 825	$ 512	$ 478	$ 495	$ 472
Efficiency ratio (GAAP)	o/q	43.31%	62.74%	63.26%	66.35%	65.26%
Adjusted efficiency ratio (Non-GAAP)	p/r	57.26%	59.95%	62.05%	58.88%	58.61%
Adjusted Reserve Build						
Provision for credit losses (GAAP)	s	$ 227	$ 121	$ 154	$ 9	$ 14
Plus notable items (GAAP) (a)		(147)	-	-	-	-
Adjusted provision for credit losses (Non-GAAP)	t	$ 80	$ 121	$ 154	$ 9	$ 14
Net Charge-offs (GAAP)	u	$ 67	$ 17	$ 7	$ 3	$ 15
Reserve Build	s-u	$ 160	$ 104	$ 147	$ 6	$ (1)
Adjusted Reserve Build	t-u	$ 13	$ 104	$ 147	$ 6	$ (1)

$s in millions except per share data	3Q20	2Q20	1Q20	4Q19	3Q19
Tangible Common Equity (Non-GAAP)					
(A) Total common equity	$ 7	$ 5	$ 5	$ 5	$ 5
Less: Intangible assets (GAAP)	2	2	2	2	2
(B) Tangible common equity (Non-GAAP)	$ 6	$ 3	$ 3	$ 3	$ 3
Period-end Shares Outstanding					
(C) Period-end shares outstanding	555	312	312	311	311
Ratios					
(A)/(C) Book value per common share (GAAP)	$ 13.30	$ 14.96	$ 14.96	$ 15.04	$ 14.80
(B)/(C) Tangible book value per common share (Non-GAAP)	$ 9.92	$ 9.99	$ 9.96	$ 10.02	$ 9.76

Numbers may not add to total due to rounding.

27

Reconciliation to GAAP financials

($s in millions)

3Q20 to 3Q20

		NII	Margin
3Q20 Reported	$	**532**	**2.84** %
PPP Loans and Fees		26	(0.00)
Current Period Accretion		44	0.23
Time Deposit Amortization		8	0.04
3Q20 Core	$	**454**	**2.57** %

1Q20 to 2Q20

		NII	Margin
1Q20 Reported	$	**303**	**3.16** %
Prior Period Accretion		(9)	(0.09)
1Q20 Core NII		294	3.07
Days		-	-
Loan Rates (primarily LIBOR/Prime)		(50)	(0.48)
Deposit Rates		30	0.29
Loans to Mortgage Companies		15	0.01
Fed Balances		(1)	(0.09)
Other		(4)	-
2Q20 Core	$	**284**	**2.80** %
PPP Loans and Fees		15	0.04
Current Period Accretion		6	0.06
2Q20 Reported	$	**305**	**2.90** %

4Q19 to 1Q20

		NII	Margin
4Q19 Reported	$	**311**	**3.26** %
Prior Period Accretion		(16)	(0.16)
4Q19 Core NII		296	3.10
Days		(3)	-
Loan Rates (primarily LIBOR/Prime)		(15)	(0.15)
Deposit Rates		11	0.11
Trading Securities & Other		5	-
Deposit Volume		2	0.02
Loan Volume		(2)	-
Loan Fees & Cash Basis		(1)	(0.02) %
1Q20 Core	$	**294**	**3.07**
PPP Loans and Fees		-	-
Current Period Accretion		9	0.09 %
1Q20 Reported	$	**303**	**3.16** %

3Q19 to 4Q219

		NII	Margin
3Q19 Reported	$	**301**	**3.21** %
Prior Period Accretion		(7)	(0.07)
3Q19 Core NII		294	3.14
Days		-	-
Loan Rates (primarily LIBOR/Prime)		(19)	(0.19)
Deposit Rates		11	0.11
Trading Securities & Other		-	-
Deposit Volume		3	0.03
Loan Volume		3	-
Other		4	0.02 %
4Q19 Core	$	**296**	**3.10**
PPP Loans and Fees		-	-
Current Period Accretion		16	0.16 %
4Q19 Reported	$	**311**	**3.26** %

2Q19 to 3Q19

		NII	Margin
2Q19 Reported	$	**304**	**3.34** %
Prior Period Accretion		(13)	(0.14)
2Q19 Core NII		290	3.19
Days		3	-
Loan Rates (primarily LIBOR/Prime)		(12)	(0.13)
Deposit Rates		4	0.04
Trading Securities & Other		-	-
Loans to Mortgage Companies		7	0.01
Deposit Volume		-	-
Loan Volume		-	-
Loan Fees & Cash Basis		1	0.01
Interest Bearing Cash		-	0.01
Other		1	0.01
3Q19 Core	$	**294**	**3.14** %
PPP Loans and Fees		-	-
Current Period Accretion		7	0.07
3Q19 Reported	$	**301**	**3.21** %

Numbers may not add to total due to rounding.

28